Supplement to the
Fidelity® Large Cap Value Enhanced Index Fund
October 29, 2022
Summary Prospectus

Fund/Ticker
Fidelity® Large Cap Value Enhanced Index Fund/FLVEX

IMPORTANT INFORMATION:
     In November 2023, Fidelity® Large Cap Value Enhanced Index Fund ("Fund") will be converted from a Mutual Fund to an Exchange Traded Fund ("ETF").
     If you are an existing shareholder of the Fund, and your account CAN hold an ETF, your Fund shares will be converted, and no action is needed by you.
      If you hold the Fund in an account that CANNOT hold an ETF (i.e., your account is not permitted to purchase securities traded in the stock market), there are certain actions you can take. See the "Questions and Answers" section below for further information.
At a meeting held on June 14, 2023, the Board of Trustees of Fidelity Commonwealth Trust II Trust ("Board") approved on behalf of the Fund, the reorganization of the Fund into an ETF, which will continue to be managed by Fidelity Management & Research Company LLC ("FMR"). The Board, including all the Trustees who are not "interested persons" (as defined in the Investment Company Act of 1940, as amended) of the Fund, determined, with respect to the reorganization, that participation in the reorganization is in the best interests of the Fund and the interests of the existing shareholders of the Fund will not be diluted as a result of the reorganization.
The Fund will be reorganized into a newly created ETF, Fidelity® Enhanced Large Cap Value ETF, which is a series of Fidelity Covington Trust. The Fund and the ETF have identical investment objectives, fundamental investment policies and principal investment strategies. Following the reorganization, the Fund will be liquidated (such reorganization and liquidation, a "Conversion"). The Conversion will be on November 17, 2023.
Fidelity believes that the Conversion will provide multiple benefits for investors of the Fund, including lower expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency.
The Conversion will be conducted pursuant to an Agreement and Plan of Reorganization and Liquidation ("Plan"). The Conversion is structured to be a tax-free reorganization under the U.S. Internal Revenue Code of 1986, as amended. As a result, Fund shareholders generally will not recognize a taxable gain (or loss) for U.S. tax purposes due to the Conversion (except with respect to cash received, as noted below).
In connection with the Conversion, shareholders of the Fund will receive ETF shares equal in value to the number of shares of the Fund they own and may receive a cash payment in lieu of fractional shares of the ETF, and the redemption of fractional shares may be a taxable event.
Importantly, to receive shares of an ETF as part of the Conversion, Fund shareholders must hold their shares through an account that can hold shares of an ETF (i.e., a brokerage account). If Fund shareholders do not hold their shares through an account that can hold shares of an ETF, they will not receive shares of an ETF as part of a Conversion.
For Fund shareholders that do not currently hold their Fund shares through an account that can hold shares of an ETF, please see the "Questions and Answers" section below for actions that must be taken to receive shares of an ETF as part of a Conversion.
No action is required for Fund shareholders that hold Fund shares through an account that can hold shares of an ETF.
Completion of the Conversion is subject to conditions under the Plan. Fund shareholders are not required to approve the Conversion. Fund shareholders will receive an information statement/prospectus describing in detail both the Conversion and the ETF, and a summary of the Board's considerations in approving the Conversion.
This communication provides important information about the timeline for the Conversion and actions that shareholders may need to take in advance of the Conversion. Please see the "Questions and Answers" section below for more information.
Action Item in Connection with the Conversion	Effective Date
Fidelity Personal Investing (PI) - Purchase orders for Fund shares in an account that cannot hold an ETF will not be accepted.	July 7, 2023
Fidelity Personal Investing (PI) - Last day for new investor purchase orders for Fund shares in an account that can hold an ETF.	September 18, 2023
Fidelity Workplace Investing (WI) - Last day for purchase orders for Fund shares.	September 18, 2023
Fidelity Institutional (FI) and non-Fidelity Broker Dealers and Recordkeepers - Last day for purchase orders for Fund shares.	September 18, 2023
Fidelity Personal Investing (PI) - Last day for purchase orders for Fund shares in an account that can hold an ETF.	November 10, 2023
PI, WI, FI - Last day to redeem Fund shares or exchange Fund shares for shares of another Fidelity mutual fund.
If you do not want to receive shares of the ETF in connection with the Conversion, you can exchange your Fund shares for shares of another Fidelity mutual fund that is not participating in the Conversion or redeem your Fund shares.
Prior to doing so, however, you should consider the tax consequences associated with either action.
November 16, 2023
Conversion	November 17, 2023

These dates may change if the closing date of a Conversion changes. Effective dates are as of close of business.
In connection with the Conversion, an information statement/prospectus that will be included in a registration statement on Form N-14 will be filed with the Securities and Exchange Commission. After the registration statement is filed with the SEC, it may be amended or withdrawn and the information statement/prospectus will not be distributed to Fund shareholders unless and until the registration statement becomes effective. Shareholders should read the information statement/prospectus, which contains important information about the Conversion, when it becomes available. For a free copy of the information statement/prospectus, please contact Fidelity at 1-800-FIDELITY or by sending an email request to fidfunddocuments@fidelity.com. The information statement/prospectus will also be available on the Securities and Exchange Commission's website (www.sec.gov).
This communication is for informational purposes only and does not constitute an offer of any securities for sale. No offer of securities will be made except pursuant to a prospectus meeting the requirements of Section 10 of the Securities Act of 1933.

Important Notice About Your Fund Account
Questions and Answers

Q. Why is Fidelity converting my mutual fund to an ETF?
A. Fidelity and the Board of Trustees of the Fund believe that the Conversion will provide multiple benefits for investors of the Fund, including lower expenses, additional trading flexibility, increased portfolio holdings transparency and the potential for enhanced tax efficiency.

Q. How will the Fund be managed after the change?
A. The ETF will be managed in the same manner as the Fund, with no changes to the investment process or the portfolio management team.

Q. What types of shareholder accounts can receive shares of an ETF as part of the Conversion?
A. If you hold your Fund shares in an account that permits you to purchase securities traded on U.S. stock exchanges, such as ETFs or other types of stocks, then you will be eligible to receive shares of an ETF in the Conversion. No further action is needed by you.

Q. What types of shareholder accounts cannot receive shares of an ETF as part of the Conversion?
A. The following account types cannot hold ETFs:
    If you hold your Fund shares in an account with a financial intermediary that only allows you to hold shares of mutual funds in the account, you will need to contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account that permits investment in ETF shares.
If you do nothing, you will not receive shares of the ETF and your position will be liquidated at Conversion and you will receive a cash distribution   equal in value to the net asset value of your Fund shares   less any fees and expenses your intermediary may charge. This event may be taxable. To prevent a taxable event,   please contact your broker or financial intermediary to transfer your shares to an existing or new brokerage account.
Please note: If your account number with Fidelity Investments begins with 2aa -2zz, your account cannot hold shares of an ETF.   Please contact your broker or call 1-800-544-8544.
    If you hold your Fund shares through an IRA or group retirement plan whose plan sponsor does not have the ability to hold shares of ETFs on its platform, you may need to redeem your shares prior to the Conversion, or your broker or intermediary may transfer your investment in the Fund to a different investment option prior to or at the time of the Conversion.
If you are unsure about the ability of your account to accept shares of an ETF, please contact your broker or financial intermediary.

Q. How do I transfer my Fund shares to a brokerage account that will accept ETF shares?
A.   The broker where you hold your Fund shares should be able to assist you in transferring your shares to a brokerage account that can accept shares of an ETF.
We suggest you provide your broker with a copy of your most recent shareholder statement. Your broker will require your account number, which can be found on your statement. Your broker will help you complete a form to initiate the transfer. Once you sign that form, your broker will submit the form to the Fund's transfer agent directly, and the shares will be transferred into your brokerage account.   The sooner you initiate the transfer, the better.
If you don't have a brokerage account or a relationship with a brokerage firm, you will need to open an account with a brokerage firm.

Q. What if I do not want to own shares of an ETF?
A. If you do not want to receive shares of an ETF in connection with the Conversion, you can exchange your Fund shares for shares of another Fidelity mutual fund that is not participating in the Conversion or redeem your Fund shares. Prior to doing so, however, you should consider the tax consequences associated with either action. Exchange or redemption of your Fund shares may be a taxable event if you hold your shares in a taxable account.
VVEI-SUSTK-0623-101 1.9885169.101	June 28, 2023